SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  June 24, 1999
(Date of earliest event reported)

Commission File No. 333-67267



                  Bank of America Mortgage Securities, Inc.
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            Delaware                                        94-324470
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  (State of Incorporation)                    (I.R.S. Employer Identification
                                                         No.)



345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
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            Address of principal executive offices                  (Zip Code)



                                (415) 445-4779
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              Registrant's Telephone Number, including area code




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  (Former name, former address and former fiscal year, if changed since last report)



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ITEM 5.     Other Events

On June 24, 1999, Bank of America Mortgage Securities, Inc., a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1999-7, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-PO, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $496,256,833.00. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated June 24, 1999, among the Registrant, Bank of America, FSB, as a servicer ("Bank of America"), NationsBanc Mortgage Corporation, as a servicer ("NationsBanc") and The Bank of New York, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1999-7, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $3,753,096.23 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.25% undivided interest in a trust (the "Trust"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Class B Certificates distributions on which are subordinated to distributions on the Offered Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

An election will be made to treat the Trust as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.



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ITEM 7.     Financial Statements and Exhibits

(c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------
      (EX-4)                           Pooling and Servicing Agreement, dated
                                       June 24, 1999, among Bank of America
                                       Mortgage Securities, Inc., NationsBanc
                                       Mortgage Corporation, Bank of America,
                                       FSB and The Bank of New York, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANK OF AMERICA MORTGAGE SECURITIES,
                                          INC.


June 24, 1999
                                       /s/ Sharon Joseph
                                       ----------------------------------
                                       Sharon Joseph
                                       Vice President




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                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------
   (EX-4)                   Pooling and Servicing               E
                            Agreement, dated June 24, 1999
                            among Bank of America Mortgage
                            Securities, Inc., NationsBanc
                            Mortgage
                            Corporation, Bank of America,
                            FSB and
                            The Bank of New York, as trustee.